National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1)	the VariTrak variable universal life registration statement on Form N-6 (File No. 33-91938) and all amendments thereto,
(2)	the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,
(3)	the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,
(4)	the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333- 19583) and all amendments thereto,
(5)	the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and
(6)

any other variable universal life and variable annuity registration statements and all amendments thereto filed on Forms N-6 and N-4 respectively by National Life Insurance Company after the execution date indicated below to be filed by National Life Insurance Company under the Securities Act of 1933.

02/25/2010	/s/ David R. Coates
Date	David R. Coates

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1)	the VariTrak variable universal life registration statement on Form N-6 (File No. 33-91938) and all amendments thereto,
(2)	the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,
(3)	the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,
(4)	the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333- 19583) and all amendments thereto,
(5)	the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and
(6)

any other variable universal life and variable annuity registration statements and all amendments thereto filed on Forms N-6 and N-4 respectively by National Life Insurance Company after the execution date indicated below to be filed by National Life Insurance Company under the Securities Act of 1933.

02/25/2010	/s/ Deborah G. Ellinger
Date	Deborah G. Ellinger

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1)	the VariTrak variable universal life registration statement on Form N-6 (File No. 33-91938) and all amendments thereto,
(2)	the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,
(3)	the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,
(4)	the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333- 19583) and all amendments thereto,
(5)	the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and
(6)

any other variable universal life and variable annuity registration statements and all amendments thereto filed on Forms N-6 and N-4 respectively by National Life Insurance Company after the execution date indicated below to be filed by National Life Insurance Company under the Securities Act of 1933.

02/25/2010	/s/ Bruce Lisman
Date	Bruce Lisman

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1)	the VariTrak variable universal life registration statement on Form N-6 (File No. 33-91938) and all amendments thereto,
(2)	the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,
(3)	the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,
(4)	the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333- 19583) and all amendments thereto,
(5)	the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and
(6)

any other variable universal life and variable annuity registration statements and all amendments thereto filed on Forms N-6 and N-4 respectively by National Life Insurance Company after the execution date indicated below to be filed by National Life Insurance Company under the Securities Act of 1933.

02/25/2010	/s/ V. Louise McCarren
Date	V. Louise McCarren

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1)	the VariTrak variable universal life registration statement on Form N-6 (File No. 33-91938) and all amendments thereto,
(2)	the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,
(3)	the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,
(4)	the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333- 19583) and all amendments thereto,
(5)	the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and
(6)

any other variable universal life and variable annuity registration statements and all amendments thereto filed on Forms N-6 and N-4 respectively by National Life Insurance Company after the execution date indicated below to be filed by National Life Insurance Company under the Securities Act of 1933.

02/25/2010	/s/ Roger B. Porter
Date	Roger B. Porter

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1)	the VariTrak variable universal life registration statement on Form N-6 (File No. 33-91938) and all amendments thereto,
(2)	the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,
(3)	the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,
(4)	the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333- 19583) and all amendments thereto,
(5)	the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and
(6)

any other variable universal life and variable annuity registration statements and all amendments thereto filed on Forms N-6 and N-4 respectively by National Life Insurance Company after the execution date indicated below to be filed by National Life Insurance Company under the Securities Act of 1933.

02/25/2010	/s/ E. Miles Prentice, III
Date	E. Miles Prentice, III

National Life Insurance Company

Power of Attorney

The undersigned hereby appoints Thomas H. MacLeay, Mehran Assadi and Kelly Fournier, or any of them, his attorney-in-fact to execute in his name, and on his behalf,

(1)	the VariTrak variable universal life registration statement on Form N-6 (File No. 33-91938) and all amendments thereto,
(2)	the Sentinel Estate Provider survivorship variable universal life registration statement on Form N-6 (File No. 333-44723) and all amendments thereto,
(3)	the Sentinel Benefit Provider variable universal life registration statement on Form N-6 (File No. 333-67003) and all amendments thereto,
(4)	the Sentinel Advantage variable annuity registration statement on Form N-4 (File No. 333- 19583) and all amendments thereto,
(5)	the Investor Select variable universal life registration statement on Form N-6 and all amendments thereto, and
(6)

any other variable universal life and variable annuity registration statements and all amendments thereto filed on Forms N-6 and N-4 respectively by National Life Insurance Company after the execution date indicated below to be filed by National Life Insurance Company under the Securities Act of 1933.

02/25/2010	/s/ Harris H. Simmons
Date	Harris H. Simmons